EXHIBIT 10.44

                                FIRST AMENDMENT
                                     TO THE
                     LAW COMPANIES GROUP, INC. PENSION PLAN

         THIS FIRST AMENDMENT to the Law Companies Group, Inc. Pension Plan (the "Plan"), made as of the day and year noted on the last page hereof, by Law Companies Group, Inc. (the "Corporation"), to be effective as noted below.

                                                W I T N E S S E T H:

         WHEREAS, the Corporation sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries, and, pursuant to
Section 8.4(b) thereof, the Corporation has the right to amend the Plan at any time; and

         WHEREAS, the Corporation wishes to amend the Plan at this time for the purpose of (i) providing that the Administrative Committee shall be the "plan administrator" as defined in ERISA ss.(3)(16)(A) for the Pension Plan, (ii) providing that the Administrative Committee shall have the responsibility to manage and/or control the assets of the Pension Plan (except to the extent that such responsibility has been provided to one or more trustees under any trust accompanying the Pension Plan), (iii) providing that the assets of the Pension Plan may be invested in group annuity contracts or other investments, as the Administrative Committee shall select, (iv) providing that the Administrative Committee and/or any trustees of the Pension Plan may appoint one or more investment managers to manage, acquire or dispose of some or all of the assets of the Pension Plan, to the extent such committee or trustees have responsibility to manage and/or control such assets, (v) providing that the Administrative Committee may delegate any or all of its powers and responsibilities to other individuals or entities selected by the Administrative Committee to the extent consistent with the requirements of ERISA, (vi) modifying other terms and provisions of the Pension Plan for compliance with certain modified legal requirements applicable to the Plan such as amendments required by the Pension Protection Act of 1994 ("GATT"), and (vii) for other purposes;

         NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                                         1.

         Section 1.2(a) of the Plan is amended effective as of August 27, 1997, to read as follows:

                           (a) with  respect to the  portion of a  Participant's
                  benefit determined pursuant to the formula described in subsection 3.1(a) or 3.1A, on the basis of the GA 1951 Table set back three (3) years, projected by Scale C to 1970 and interest at six percent (6%); and

                               First Amendment to
                     Law Companies Group, Inc. Pension Plan
                                     Page 3
                                       2.

         Section 1.2(b) of the Plan is amended effective as of August 27, 1997, to read as follows:

                           (b) with  respect to the  portion of a  Participant's
                  benefit determined pursuant to the formula described in subsection 3.5, on the basis of the 1983 male group Annuity Mortality Table, with a six-year age setback, for all Window Participants and their Spouses and Beneficiaries, and interest at a rate equal to the greater of four percent (4%) or the interest rate used by Massachusetts Mutual Life Insurance Company to purchase immediate non-participating annuities.

                                                         3.

         The last sentence of Section 1.2 of the Plan is amended effective as of January 1, 1998 to read as follows:

         Notwithstanding any other provisions herein, for purposes of determining the value of a Participant's non-forfeitable benefit under
         Section 3.6, Section 4.4(c), and Section 5.8, the Actuarial Equivalent value (i) for distributions occurring prior to January 1, 1999, shall be determined on the basis of an interest rate no greater than the interest rate which would be used (as of the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination, and
         (ii) for distributions occurring on or after January 1, 1999, shall be determined on the basis of the Applicable Interest Rate for the first full calendar month preceding the Plan Year that contains the Annuity Starting Date and the Applicable Mortality Table. However, notwithstanding the preceding sentence, for distributions occurring on or after January 1, 1999, and prior to January 1, 2000, the Actuarial Equivalent value must not be less than the Actuarial Equivalent value determined on the basis of the Applicable Mortality Table and the Applicable Interest Rate (1) for the first full calendar month preceding the Plan Year that contains the Annuity Starting Date, or (2) for the second full calendar month preceding the calendar month which contains the Annuity Starting Date, whichever results in the larger distribution.

                                                         4.

         Section 1.4 of the Plan is amended effective as of August 27, 1997, to read as follows:

                  1.4  ADMINISTRATOR  or  PLAN  ADMINISTRATOR   shall  mean  the
         administrative committee established pursuant to Section X of this Plan.

                                                         5.

         New Sections 1.5A and 1.5B are added to the Plan after current  Section
1.5 of the Plan effective as of January 1, 1998, to read as follows:

                  1.5A APPLICABLE INTEREST RATE - The Applicable Interest Rate for a month is the annual interest rate on 30-year Treasury securities as specified by the Internal Revenue Service in published guidance for such month.

                  1.5B APPLICABLE MORTALITY TABLE - The Applicable Mortality Table is the mortality table based on the prevailing commissioner's standard table (described in Code ss.807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code ss.807(d)(5)), that is prescribed by the Internal Revenue Service in published guidance.

                                                         6.

         Section 1.14 of the Plan is amended effective as of August 27, 1997, to read as follows:

                  1.14 CONTRACT - any group annuity contract issued by an Insurance Company to the Company and used to fund the benefits to be provided under this Plan.

                                                         7.

         Section 1.30(b) of the Plan is amended effective as of August 27, 1997, by amending the last sentence thereof to read as follows:

         To the extent that plan assets or contributions are invested in a Contract, the Company shall be owner of the Contract and shall have the sole power to amend and terminate the Contract.

                                                         8.

         Section 1.30(c) of the Plan is amended effective as of August 27, 1997, by striking the phrase "to the Contract" contained in the first sentence thereof, and by striking the last two sentences thereof.

                                                         9.

         Section 1.30(d) of the Plan is amended effective as of August 27, 1997, by striking the phrase "and the Insurance Company" in the first sentence thereof.

                                                         10.

         Section 1.34 of the Plan is amended effective as of August 27, 1997, to read as follows:

                  1.34 FUND - the assets of the Plan held by a Trustee in trust pursuant to a Trust Agreement and/or held by an Insurance Company pursuant to a Contract.

                                                         11.

         Section 1.36 of the Plan is amended effective as of August 27, 1997, to read as follows:

                  1.36 INSURANCE COMPANY - an insurance company authorized and licensed to do business in the state of policy issue which has issued a Contract to the Company.

                                                         12.

         New Sections 1.53A, 1.53B and 1.53C are added immediately after Section
1.53 of the Plan effective as of August 27, 1997, to read as follows:

                  1.53A TRUST - a trust accompanying the Plan created pursuant to a Trust Agreement between the Company and the Trustee(s) of such Trust.

                  1.53B TRUST AGREEMENT - an agreement between the Trustee(s) and the Company creating a Trust accompanying the Plan.

                  1.53C TRUSTEE - the entity or entities, person or persons who have entered into a Trust Agreement with the Company to act as trustee(s) of some or all of the assets of the Plan.

                                                         13.

         Section 2.2 of the Plan is amended effective as of January 1, 1997, by relettering subsections (d) and (e) as (e) and (f), respectively, and by inserting a new subsection (d) to read as follows:

                           (d) Certain Other Individuals. Individuals who are described below shall not be eligible to participate in this Plan notwithstanding any provision of this Plan to the contrary:

                                    (i)  Individuals  who are  classified  by an
                           Employer as an independent contractor at the time of performing services for such Employer, as evidenced by such Employer's not applying federal or state income tax withholding to the remuneration paid to such individual;

                                    (ii)  Individuals  who have agreed orally or
                           in writing not to be eligible for participation in this Plan or in any employee benefit pension and/or welfare benefit plans of a member of the Controlled Group; and

                                    (iii)   Individuals   who   are   performing
                           services for, or who are receiving any remuneration from, any member of the Controlled Group and who are not (at the time such services are performed or such remuneration was received) classified by an Employer as an Employee, as evidenced by such Employer's not applying federal or state income tax withholding to remuneration paid to such individual.

                                                         14.

         Subsections (e) and (f) of Section 2.2 of the Plan (as relettered above) are amended effective as of January 1, 1997, by striking the phrase "(a),
(b) or (c)" each place it appears therein and inserting in lieu thereof the phrase "(a), (b), (c) or (d)".

                                                         15.

         Section 3.6 of the Plan is amended effective as of January 1, 1998, to read as follows:

                  3.6      AUTOMATIC CASH-OUTS

                  If, upon separation from service, the single sum that is the Actuarial Equivalent of a Participant's entire non-forfeitable benefit is less than $3,500 for separations occurring prior to January 1, 1998, or $5,000 for separations occurring on or after January 1, 1998, such single sum shall be paid to the terminated Participant in place of any other benefit to which the participant would be entitled under the Plan; provided, however, that no distribution may be made under this Section after the Annuity Starting Date, unless the Participant and the Participant's Spouse (or, where the Participant has died, the Surviving Spouse) consents in writing to such distribution. The consent of a Spouse or Surviving Spouse, to be effective, must be given pursuant to a Qualified Spousal Waiver. For purposes of determining the value of a Participant's non-forfeitable benefit under this Section, the Actuarial Equivalent value shall be determined on the basis of an interest rate no greater than the interest rate which would be used (as of the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination for distributions occurring prior to January 1, 1999, and shall be determined on the basis of the Applicable Interest Rate for the first full calendar month preceding the Plan Year that contains the Annuity Starting Date for distributions occurring on or after January 1, 1999. However, notwithstanding the preceding sentence, for distributions occurring on or after January 1, 1999, and prior to January 1, 2000, the Actuarial Equivalent value must not be less than the Actuarial Equivalent value determined on the basis of the Applicable Mortality Table and the Applicable Interest Rate (1) for the first full calendar month preceding the Plan Year that contains the Annuity Starting Date, or (2) for the second full calendar month preceding the calendar month which contains the Annuity Starting Date, whichever results in the larger distribution.

                                                         16.

         A new Section 3.7 is added after Section 3.6 of the Plan effective as of (1) January 1, 1999, or (2) the first day of the second month following the date on which a favorable determination letter has been received from the Internal Revenue Service with respect to this First Amendment, whichever last occurs (the "Cashout Window Benefit Commencement Date") to read as follows:

                  3.7      AUTOMATIC CASHOUT WINDOW BENEFIT

                  If the single sum that is the Actuarial Equivalent of a Participant's entire non-forfeitable benefit is less than $5,000 as of [insert Cashout Window Benefit Commencement Date], and the Participant separated from service prior to January 1, 1998, and has not received his such benefit under Section 3.6 above, such single sum shall be paid to the terminated Participant in place of any other benefit to which the participant would be entitled under the Plan; provided, however, that no distribution may be made under this Section after the Annuity Starting Date. For purposes of determining the value of a Participant's non-forfeitable benefit under this Section, the Actuarial Equivalent value shall be determined on the basis of the Applicable Mortality Table and the Applicable Interest Rate (1) for the first full calendar month preceding the Plan Year that contains the Annuity Starting Date, or (2) for the second full calendar month preceding the calendar month which contains the Annuity Starting Date, whichever results in the larger distribution.

                                                         17.

         Section 4.4(a) of the Plan is amended effective as of January 1, 1998, to read as follows:

                           (a) If, at the Termination of Employment of a Participant, the single sum that is the Actuarial Equivalent of his entire non-forfeitable benefit is less than $3,500, for Terminations of Employment occurring prior to January 1, 1998, or $5,000 for Terminations of Employment occurring on or after January 1, 1998, such single sum amount shall be paid to the terminated Participant; provided, however, that no distribution may be made under this Section after the Annuity Starting Date, unless the Participant and the Participant's Spouse (or, where the Participant has died, the Surviving Spouse) consents in writing to such distribution. The consent of a Spouse or Surviving Spouse, to be effective, must be given pursuant to a Qualified Spousal Waiver.

                                                         18.

         Section 4.4(c) of the Plan is amended effective as of January 1, 1998, to read as follows:

                           (c) For purposes of determining the value of a Participant's non-forfeitable benefit under this Section, the Actuarial Equivalent value shall be determined on the basis of an interest rate no greater than the interest rate which would be used (as of the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination for distributions occurring prior to January 1, 1999, and for distributions occurring on or after January 1, 1999, shall be determined on the basis of the Applicable Interest Rate for the first full calendar month preceding the Plan Year that contains the Annuity Starting Date and the Applicable Mortality Table. However, notwithstanding the preceding sentence, for distributions occurring on or after January 1, 1999, and prior to January 1, 2000, the Actuarial Equivalent value must not be less than the Actuarial Equivalent value determined on the basis of the Applicable Mortality Table and the Applicable Interest Rate (1) for the first full calendar month preceding the Plan Year that contains the Annuity Starting Date, or (2) for the second full calendar month preceding the calendar month which contains the Annuity Starting Date, whichever results in the larger distribution.

                                                         19.

         Section 6.1(d)(i) of the Plan is amended effective as of the first day of the month following the date on which a favorable determination letter has been received from the Internal Revenue Service with respect to this First Amendment to read as follows:

                                    (i)  Joint  and  Survivor  Annuity  - a life
                           annuity to the Participant with the provision that, if a Joint Annuitant survives the Participant, payments are continued in the same amount (100%) or a reduced amount (either 66_% or 50%) for the Joint Annuitant's lifetime.

                                                         20.

         Section 6.5(a) of the Plan is amended effective as of August 27, 1997, by striking the phrase "from the Insurance Company" therein where it appears.

                                                         21.

         Section 6.5(d) of the Plan is amended effective as of August 27, 1997, by striking the phrases "Insurance Company and the" and "Insurance Company or the" therein where they appear.

                                                         22.

         Section VII of the Plan is amended effective as of August 27, 1997, to read as follows:

                                   SECTION VII

                        AMENDMENT AND TERMINATION OF PLAN

                  7.1      DISTRIBUTION OF ASSETS UPON TERMINATION

                           (a) In the event that it becomes necessary to terminate the Plan, the assets of the Plan held for the benefit of Participants and Beneficiaries shall be applied in the order set forth in ERISA ss.4044 and PBGC Reg. ss.ss.4044.10 through 4044.30, all persons in each class being entitled to their respective proportionate shares based upon the present value of their benefits at the time of application.

                           (b) Any surplus of Plan assets remaining after the satisfaction of all rights or contingent rights accrued under the Plan with respect to such benefits shall, subject to the pertinent provision of federal or state law, be returned to the Company.

                           (c)  The   provisions   of  this  Section   shall  be
         interpreted   in   accordance   with  ERISA   ss.4044   and  PBGC  Reg.
         ss.ss.4044.1-.75.

                  7.2      VESTING UPON TERMINATION

                  If the Plan is terminated by the Company, all Accrued Benefits of "affected" Employees within the meaning of Code ss.411(d)(3) as of the date of termination shall immediately become nonforfeitable and fully vested, to the extent funded. If the Plan is partially terminated by the Company, all Accrued Benefits of those "affected" Employees within the meaning of Code ss.411(d)(3) as of the date of partial termination shall immediately become nonforfeitable and fully vested, to the extent funded.

                                                         23.

         Sections 8.2 and 8.3 of the Plan are amended effective as of August 27, 1997, to read as follows:

                  8.2      SOURCE OF BENEFIT PAYMENTS

                  The payment of benefits provided in this Plan shall be made by an Insurance Company in accordance with a Contract and/or by the Trustee from assets of the Trust, as the Administrator shall direct. Each Participant, Beneficiary, Spouse, Joint Annuitant or other party that shall claim the right to any payment under the Plan shall be entitled to look only to the Insurance Company and/or to the Trust for such payment. No liability for the payment of benefits under the plan shall be imposed upon the Administrator, the Company or the Employer.

                  8.3      FUNDING OF BENEFITS

                  The benefits provided in this Plan will be funded by contributions made by the Employer to the Insurance Company(ies) pursuant to one or more Contracts and/or to the Trustees pursuant to one or more Trust Agreements, as the Administrator shall direct. The Administrator may direct that the Company execute an application for, and become the owner of, a Contract issued by an Insurance Company which shall be used to fund, in whole or in part, as the Administrator may determine in its discretion, the benefits to be provided by this Plan. The Administrator may request that the Company enter into a Trust Agreement with one or more Trustees who shall either have exclusive authority and discretion to manage and control the assets of the Plan held in Trust by such Trustees pursuant to such Trust Agreement, or who shall be subject to direction by the Administrator with respect to those assets of the Plan held in Trust by such Trustees pursuant to such Trust Agreement. The Administrator may also appoint one or more investment managers (as defined in ERISA ss.3(38)) to manage, acquire or dispose of all or a portion of the assets of the Plan, except to the extent that a Trust Agreement pertaining to such assets provides otherwise. Any such appointment shall be made in writing and shall be communicated to Trustees of the Plan.

                                                         24.

         Section 8.4(b) of the Plan is amended effective as of August 27, 1997, by striking the phrase "to the Insurance Company" and by striking the phrase "unless, prior to the date of such discontinuance, the Employer has adopted another method of funding benefits provided in this Plan."

                                                         25.

         Section 8.12 of the Plan is amended effective as of August 27, 1997, by striking the phrase "order the insurance Company to make such distribution to" and by inserting in lieu thereof the phrase "order that such distribution be made to", and by striking the phrases "Insurance Company, the" and "Insurance Company or the" where they appear in the last sentence thereof.

                                                         26.

         Sections 8.16 and 8.17 of the Plan are amended effective as of August 27, 1997, by striking the phrase ", the Insurance Company," from each such section.

                                                         27.

         New Sections 8.25 through 8.27 are added after Section 8.24 of the Plan effective as of August 27, 1997, to read as follows:

                  8.25     EXCLUSIVE BENEFIT RULE

                  The assets of the Plan shall be received and, to the extent not held by an Insurance Company pursuant to a Contract, held in trust, and disbursed in accordance with the provisions of this Plan, and any applicable Contract and Trust Agreement. No part of the assets of the Plan shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and the payment of reasonable expenses attributable to the administration of the Plan in accordance with ERISA ss.404(a)(1)(A)(ii). For purposes of the preceding sentence, the use of Plan assets to pay fees and expenses incurred in connection with the provision of services is not a reasonable expense of administering the Plan if the payments are made for the Employer's benefit or involve services for which the Employer could reasonably be expected to bear the cost in the normal course of such Employer's business or operations. In this regard, services provided in conjunction with the establishment, termination or design of plans relate to the business activities of the Employer and generally would not be "reasonable expenses attributable to the administration of the Plan." No person shall have any interest in, or right to, the assets of the Plan or any part thereof, except as specifically provided for in this Plan or any applicable Contract or Trust Agreement, except as provided in Section 8.26 (Return of Contributions). Notwithstanding the preceding provisions of this
         Section,  this  Section  shall  be  construed  in  accordance  with the requirements of Code ss.401(a)(2) and ERISA ss.403(c) and any regulations or other guidance promulgated thereunder, and shall not be construed in a manner more restrictive than such requirements.

                  8.26     RETURN OF CONTRIBUTIONS

                  All contributions made to the Plan shall be irrevocable except as follows:

                           (a) Mistake of Fact. If an Employer contribution is made by an Employer under a mistake of fact, the amount of such contribution described in subsection (c) below shall be returned to the Employer within one year after the payment of said contribution.

                           (b) Deductibility Condition. All contributions of the Employer made to this Plan are hereby expressly conditioned on their deductibility under Code ss.404; if an Employer contribution is disallowed as a deduction under Code ss.404, the amount of the contribution described in subsection (c) below shall be returned to the Employer within one year after the disallowance of the deduction.

                           (c) Amount Returned. For purposes of subsections (a) and (b) above, the amount which may be returned to the Employer is the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to such amount will not be returned to the Employer, but losses attributable thereto will reduce the amount so returned. Furthermore, if the return of an amount attributable to a mistaken contribution would cause the accrued benefit of any Participant to be reduced to less than it would have been had the mistaken amount not been contributed, then the amount to be returned to the Employer will be limited so as to avoid such reduction.

                           (c) Construction. The provisions of this Section shall be construed in a manner consistent with Revenue Ruling 91-4 or any other applicable guidance issued by the Internal Revenue Service regarding Code ss.401(a)(2) and ERISA ss.403(c)(2).

                  8.27     CLAIMS PROCEDURE

                           (a) Filing a Claim. All claims and requests for benefits under the Plan shall be directed to the attention of the human resources department of the Company in writing. The writing must be reasonably calculated to bring the claim to the attention of the recipient.

                           (b) Notification of Denial. If the human resources department of the Company determines that any individual who has claimed a right to receive benefits under the Plan (the "claimant") is not entitled to receive all or any part of the benefits claimed, the claimant shall be informed in writing of the specific reason or reasons for the denial, with specific reference to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why said material or information is necessary and a description of the review procedures set forth in subsection (d) below.

                           (c) Timing of Notification. The claimant shall be so notified of the human resources department's decision within 90 days after the receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, the human resources department shall furnish the claimant written notice of the extension prior to the termination of the initial 90-day period. In no event shall said extension exceed a period of 90 days from the end of said initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the human resources department expects to render a final decision. If for any reason, the claimant is not notified within the period described above, the claim shall be deemed denied and the claimant may then request review of said denial, subject to the provisions of subsection (d) below.

                           (c) Review Procedures. The claimant or his duly authorized representative may, within 60 days after notice of the human resources department's decision, request a review of said decision, review pertinent documents and submit to the Administrator such further information as will, in the claimant's opinion, establish his rights to such benefits. If upon receipt of this further information, the Administrator determines that the claimant is not entitled to the benefits claimed, it shall afford the claimant or his representative reasonable opportunity to submit issues and comments in writing and to review pertinent documents. If the claimant wishes, he may request in writing that the Administrator hold a hearing. The Administrator may, in its discretion, schedule an opportunity for a full and fair hearing on the issue as soon as is reasonably possible under the circumstances. The Administrator shall render its final decision with the specific reasons therefor in writing and in a manner calculated to be understood by the claimant.

                           (d) Timing of Final Decision. The Administrator's final decision shall include specific references to the pertinent Plan provisions on which the decision is based, and shall be transmitted to the claimant by certified mail within 60 days of receipt of claimant's request for such review, unless special circumstances require a further extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the Administrator holds regularly scheduled meetings at least quarterly, in lieu of the time period described above, the Administrator's decision on review shall be made by no later than the date of the meeting of the Administrator which immediately follows its receipt of the request for review, unless said request is filed within 30 days preceding the date of said meeting in which case a decision shall be made no later than the date of the second meeting following its receipt of said request for review. If special circumstances require a further extension of time for processing, a decision shall be rendered not later than the third meeting of the Administrator following its receipt of the request for review. If a decision on review is not furnished within the time period described above, the claim shall be deemed denied on review.

                                                         28.

         Section X of the Plan is amended effective as of August 27, 1997, to read as follows:

                                    SECTION X

                                 ADMINISTRATION

                  10.1     ALLOCATION OF RESPONSIBILITY

                  The general administration of the Plan and the responsibility for carrying out the provisions thereof will be placed in the Administrator comprised of one or more members which shall be designated by the Company, and which shall serve at the pleasure of the Company. In the absence of such a designation, the Company shall carry out the responsibilities of the Administrator. The Administrator shall be the "administrator," as that term is defined in ERISA ss.3(16)(A) and Code ss.414(g), of this Plan.

                  10.2     ADMINISTRATIVE EXPENSES

                  The members of the Administrator may employ financial, legal, or other counsel and engage such clerical, financial, actuarial or other services as they may deem necessary for the effective administration of the Plan and compliance with Federal and state regulations. Said operating expenses and any other reasonable administrative expenses will be paid out of the Trust Fund to the extent possible consistent with Section 8.25 herein (Exclusive Benefit
         Rule), unless the Company elects (in its sole discretion) to pay such expenses.

                  10.3     ADMINISTRATOR POWERS AND DUTIES

                           (a) In General. The Administrator shall have the power to interpret and construe the Plan, to settle all questions arising from the operation of the Plan, to determine all questions of eligibility and the status and rights of Participants, Beneficiaries and others, and to establish rules for the administration of the Plan and the transaction of its business.

                           (b) Interpretation of the Plan and Findings of Facts. The Administrator shall have sole and absolute discretion to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to determine the rights and status under the Plan of Participants and other persons, to decide disputes arising under the Plan and to make any determinations and findings with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan. In furtherance of, but without limiting, the foregoing, the Administrator is hereby granted the specific authority, which it shall discharge in its sole and absolute discretion in accordance with the terms of the Plan (as interpreted, to the extent necessary, by the Administrator), to resolve all questions arising under the provisions of the Plan as to any individual's entitlement to become a Participant, to determine the amount of benefits, if any, payable to any person under the Plan, and to conduct the review procedure specified in Section 8.27 (Claims Procedure). All decisions of the Administrator as to the facts of the case, as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretative matter or other determination or question under the Plan shall be final and binding on all parties affected thereby, subject to the provisions of Section 8.27 (Claims Procedure). The Administrator shall issue directions relative to benefits to be paid under the Plan and shall furnish the Trustee and/or Insurance Company with any information reasonably required by it for the purpose of paying benefits under the Plan. The Administrator may delegate to other persons all or such portion of their duties hereunder, other than those granted to a Trustee under an applicable Trust Agreement or to an Insurance Company under an applicable Contract, as the Administrator, in its sole discretion, may decide.

                           (c) Binding Nature of Administrator Decisions. Final determinations or actions of the Administrator with respect to any questions arising out of or in connection with the administration of the Plan will be final and conclusive and binding upon all persons having an interest in the Plan.

                           (d)   Delegation   of   Powers   and   Duties.    The
         Administrator may, in its discretion, delegate any power or duty allocated to it pursuant to this Plan to another person or entity, who shall act as an independent fiduciary and shall exercise such power or duty to the same extent as it could have been exercised by the Administrator. The persons or entities to which such powers and duties may be delegated shall include, without limitation, the Board or any committee of the Board, the Trustee, any other person or entity that meets the requirements of an investment manager under ERISA ss.3(38), or any other person or entity that the Administrator determines in good faith has the requisite knowledge and experience concerning the matter with respect to which the delegation is made. The Administrator may also remove any fiduciary to whom it has delegated any power or duty and exercise such power or duty itself or appoint a successor fiduciary. For purposes of interpreting this Plan, the term "Administrator" shall include any fiduciary to which the Administrator has delegated any power or duty pursuant to this subsection.

                           (e) Investment of Plan Assets. The Administrator shall have those powers with respect to the investment of plan assets as set forth in Section 8.3.

                  10.4     RECORDS AND REPORTS

                  The Administrator will keep such accounts and records as it may deem necessary or proper in the performance of its duties under the Plan.

                  10.5     REPORTING AND DISCLOSURE

                  The Administrator  shall file all reports and returns required to be filed by the Plan (other than those which are the responsibility of the Trustee) with any governmental agency, shall make all disclosures to Employees, Participants and Beneficiaries, and shall make available for examination by said persons copies of all Plan documents, descriptions, returns and reports as may be required by applicable law or as specified herein.

                  10.6     NAMED FIDUCIARY

                  The members of the Administrator and the Trustees (if any, and if the Trust Agreement with such Trustees provides that such Trustees have fiduciary responsibilities under ERISA) shall be named fiduciaries under the Plan within the meaning of ERISA, with the division of responsibilities between them as set forth in this Plan and the Trust Agreement.

                  10.7     BONDING, INSURANCE AND INDEMNITY

                           (a) Bonding. To the extent required under ERISA, the Company will obtain, pay for and keep current a bond or bonds with respect to each member of the Administrator, and any other Employee, officer or director who receives, handles, disburses, or otherwise exercises custody or control of, any of the assets of the Plan. Such bond(s) shall protect the Plan against loss by reason of acts of fraud and dishonesty by such persons directly or indirectly. The amount of the bond(s) shall be determined in accordance with ERISA ss.412 and regulations thereunder.

                           (b) Insurance. The Company, in its discretion, may obtain, pay for and keep current a policy or policies of insurance, insuring the each member of the Administrator, the members of the board of directors of the Company and other Employees and/or officers to whom any fiduciary responsibility with respect to the administration of the Plan has been delegated against any and all costs, expenses and liabilities (including attorneys' fees) incurred by such persons as a result of any act, or omission to act, in connection with the performance of their duties, responsibilities and obligations under the Plan and any applicable law.

                                                         29.

         All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

         IN WITNESS WHEREOF, this First Amendment to the Plan has been executed by the Corporation and its corporate seal attached hereto this _______ day of December, 1997.

                                  CORPORATION:

[CORPORATE SEAL]                    LAW COMPANIES GROUP, INC.



                                    By: ___________________________________
                                    Title: ________________________________

ATTEST:




By: _________________________________
Title: ______________________________